UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2010

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2010, the Executive Compensation Committee of the Board of Directors (the “Committee”) of Marvell Technology Group Ltd. (the “Company”), with the advice and counsel of the Committee’s independent compensation consultants, took the actions described below. All equity awards described below were made pursuant to the Company’s Amended and Restated 1995 Stock Option Plan, as amended (the “Plan”), and were made effective as of the close of business on April 12, 2010. The exercise price of each stock option grant described below is equal to $21.14, the closing price of the Company’s common shares as reported on the Nasdaq Global Select Market on April 12, 2010.

Approval of Compensation Arrangements for Chief Executive Officer

The Committee approved the following compensation arrangements for Dr. Sehat Sutardja, the Company’s President and Chief Executive Officer:

(i) The Committee awarded Dr. Sehat Sutardja a bonus of an aggregate value of $985,000 payable: (A) 85% in cash, $837,250 and (B) 15% in restricted equity (rounded down to the nearest share), in the form of a restricted stock unit award for 6,989 common shares, for services performed during the fiscal year ended January 30, 2010. The shares underlying the restricted stock unit award shall vest on April 1, 2011.

(ii) In connection with its approval of a broad-based focal grant to the Company’s employees, the Committee approved the grant to Dr. Sehat Sutardja of (A) an option to purchase 250,000 common shares, (B) a restricted stock unit award for 100,000 common shares, and (C) a restricted stock unit award for up to 200,000 common shares, with up to 50% of such shares to vest on each of April 1 of 2011 and 2012 subject to the achievement of performance objectives described below and continued service through each vesting date. The option has a term of 10 years from the date of grant, and 25% of the shares underlying the awards described in (A) and (B) above shall vest annually over four years beginning on the first anniversary of April 1, 2010, subject to continued service through each vesting date. With respect to the award described in (C) above, (I) up to 50,000 of such shares shall vest on each of April 1, 2011 and 2012, subject to the achievement of performance objectives related to growth in the Company’s revenue in fiscal 2011 and fiscal 2012, subject to a minimum level of revenue growth in each such year and continued service through each vesting date, and (II) up to 50,000 of such shares shall vest on each of April 1, 2011 and 2012 subject to the achievement of performance objectives related to the Company’s operating margin in fiscal 2011 and fiscal 2012, subject to minimum performance criteria in each such year and continued service through each vesting date. Notwithstanding the foregoing, with respect to the shares subject to the performance objectives in clauses (I) and (II) above, in the event of a year-over-year decline in the aggregate revenue as compared to a semiconductor industry peer group, then (x) such shares in clause (I) shall vest subject to Marvell’s revenue growth rate relative to the revenue growth rate for the peer group and (y) such shares in clause (II) shall vest subject to Marvell’s non-GAAP operating margin relative to the non-GAAP operating margin for the peer group. All revenue growth and operating margin calculations shall exclude the impact of in-year acquisitions, to the extent known and calculable.

(iii) The Committee increased Dr. Sehat Sutardja’s annual salary to $700,000 (from $657,000.00), effective April 12, 2010, and approved a bonus participation target for fiscal 2011 equal to 150% of his base pay.

Approval of Compensation Arrangements for Chief Financial Officer

The Committee approved the following compensation arrangements for Clyde Hosein, the Company’s Chief Financial Officer and Secretary:

(i) The Committee awarded Mr. Hosein a bonus paid at maximum level of achievement of an aggregate value of $360,000 payable: (A) 85% in cash, $306,008 and (B) 15% in restricted equity (rounded down to the nearest share), in the form of a restricted stock unit award for 2,554 common shares, for services performed during the fiscal year ended January 30, 2010. The shares underlying the restricted stock unit award shall vest on April 1, 2011.

(ii) In connection with its approval of a broad-based focal grant to the Company’s employees, the Committee approved the grant to Mr. Hosein of (A) an option to purchase 80,000 common shares, (B) a restricted stock unit award for 20,000 common shares , and (C) a restricted stock unit award for up to 20,000 common shares, with up to 50% of such shares to vest on each of April 1 of 2011 and 2012 subject to the achievement of performance objectives described below and continued service through each vesting date. The option has a term of 10 years from the date of grant, and 25% of the shares underlying the awards described in (A) and (B) above shall vest annually over four years beginning on the first anniversary of April 1, 2010, subject to continued service through each vesting date. With respect to the award described in (C) above, (I) up to 10,000 of such shares shall vest upon Marvell board approval of a 3-year strategic plan for which Mr. Hosein shall be responsible for the structure, coordination and completion, (II) up to 2,500 of such shares shall vest on each of April 1, 2011 and 2012 subject to the achievement of performance objectives related to growth in the Company’s revenue in fiscal 2011 and fiscal 2012, subject to minimum performance criteria in each such year and continued service through each vesting date, and (III) up to 2,500 of such shares shall vest on each of April 1, 2011 and 2012 subject to the achievement of performance objectives related to the Company’s operating margin in fiscal 2011 and fiscal 2012, subject to minimum performance criteria in each such year and continued service through each vesting date. Notwithstanding the foregoing, with respect to the shares subject to the performance objectives in clauses (II) and (III) above, in the event of a year-over-year decline in the aggregate revenue as compared to a semiconductor industry peer group, then (x) such shares in clause (II) shall vest subject to Marvell’s revenue growth rate relative to the revenue growth rate for the peer group and (y) such shares in clause (III) shall vest subject to Marvell’s non-GAAP operating margin relative to the non-GAAP operating margin for the peer group. All revenue growth and operating margin calculations shall exclude the impact of in-year acquisitions, to the extent known and calculable.

Approval of Compensation Arrangements for Chief Technology Officer

The Committee approved the following compensation arrangements for Dr. Pantas Sutardja, the Company’s Chief Technology Officer and Chief Research and Development Officer:

(i) The Committee awarded Dr. Pantas Sutardja a bonus paid at target level of achievement of an aggregate value of $160,000 payable: (A) 85% in cash, $136,006 and (B) 15% in restricted equity (rounded down to the nearest share), in the form of a restricted stock unit award for 1,135 common shares, for services performed during the fiscal year ended January 30, 2010. The shares underlying the restricted stock unit award shall vest on April 1, 2011.

(ii) In connection with its approval of a broad-based focal grant to the Company’s employees, the Committee approved the grant to Dr. Pantas Sutardja of (A) an option to purchase 50,000 common shares, (B) a restricted stock unit award for 20,000 common shares, and (C) a restricted stock unit award for up to 100,000 common shares, with the number of shares to vest on April 1, 2012 subject to the achievement of performance objectives related to growth in revenue for a specific product in fiscal 2011 and fiscal 2012, subject to a minimum level of such revenue growth over the two-year period and continued service through each vesting date. The option has a term of 10 years from the date of grant, and 25% of the shares underlying the awards described in (A) and (B) above shall vest annually over four years beginning on the first anniversary of April 1, 2010, subject to continued service through each vesting date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16 2010

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ CLYDE R. HOSEIN
Clyde R. Hosein
Chief Financial Officer and Secretary

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